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     MERRILL LYNCH LIFE INSURANCE         ML LIFE INSURANCE COMPANY OF NEW
               COMPANY                                  YORK

 MERRILL LYNCH LIFE VARIABLE ANNUITY      ML OF NEW YORK VARIABLE ANNUITY
          SEPARATE ACCOUNT D                     SEPARATE ACCOUNT D
  SUPPLEMENT DATED OCTOBER 19, 2007      SUPPLEMENT DATED OCTOBER 19, 2007
                TO THE                                 TO THE
            PROSPECTUS FOR                         PROSPECTUS FOR
    MERRILL LYNCH INVESTOR CHOICE          MERRILL LYNCH INVESTOR CHOICE
             ANNUITY(SM)                            ANNUITY(SM)
             (IRA SERIES)                           (IRA SERIES)
         (DATED MAY 1, 2007)                    (DATED MAY 1, 2007)

This supplement describes a change to variable annuity contracts listed above (the "Contracts") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.

Effective on November 9, 2007, the subaccount investing in the Allianz OCC Renaissance Fund will be closed to allocations of new premium payments and incoming transfers of account value. If you allocate any portion of a new premium payment to the subaccount investing in the Allianz OCC Renaissance Fund after November 9, 2007, we will reject the entire premium payment and await new allocation instructions from you. We will also refuse to execute any transfers to the subaccount investing in the Allianz OCC Renaissance Fund after November 9, 2007.

This also means that if you are participating in any automatic investment program such as the Rebalancing Program, the Dollar Cost Averaging Program or the Automatic Investment Feature and currently have account value or contract value allocated to the subaccount investing in the Allianz OCC Renaissance Fund, you must provide our Service Center with new allocation instructions for your automatic investment program as soon as possible. If we do not receive updated allocation instructions from you by November 9, 2007, then your participation in any automated investment program will terminate on that date.

Please note that if you elected any optional benefit feature that imposes any allocation guidelines and restrictions, you should discuss your reallocation from the Allianz OCC Renaissance Fund with your Financial Advisor to ensure that the composition of your updated allocations does not violate any allocation guidelines and restrictions applicable to certain of our optional guaranteed benefits.

                                  *    *    *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.





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